                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  |X|


Filed by a party other than the registrant  | |


Check the appropriate box:


| |  Preliminary proxy statement.             | |  Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2)).

|X|  Definitive proxy statement.

| |  Definitive additional materials.

| |  Soliciting material under Rule 14a-12.


                           COMMISSION FILE NO. 0-29643


                          FOUNDERS FOOD & FIRKINS LTD.
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):


|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:___________________________________________________
     2)  Aggregate number of securities to which
         transaction applies:___________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________
     4)  Proposed maximum aggregate value of transaction:_______________________
     5)  Total fee paid:________________________________________________________

| |  Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                          FOUNDERS FOOD & FIRKINS LTD.
                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416


                                October 10, 2001




Dear Shareholder:

         I am pleased to invite you to attend the annual meeting of shareholders of Founders Food & Firkins Ltd., to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 7, 2001, at 3:30 p.m. local time.

         At the annual meeting you will be asked to vote for the election of directors, to approve the amendment and restatement of our 1997 Director Stock Option Plan and to ratify the appointment of our independent auditors for the fiscal year ending December 30, 2001. The accompanying material contains the notice of annual meeting, the proxy statement, which includes information about the matters to be acted upon at the annual meeting, and the related proxy card.

         I hope you will be able to attend the annual meeting. Whether or not you are able to attend in person, I urge you to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the annual meeting.

                                         Sincerely,

                                         FOUNDERS FOOD & FIRKINS LTD.


                                         /s/ Steven J. Wagenheim

                                         Steven J. Wagenheim
                                         President and Chief Executive Officer

                          FOUNDERS FOOD & FIRKINS LTD.
                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416

                              --------------------

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 7, 2001
                              ---------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Founders Food & Firkins Ltd., a Minnesota corporation, will be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 7, 2001, at 3:30 p.m. local time, for the following purposes, as more fully described in the accompanying proxy statement:

         1. To elect six directors for the ensuing year and until their successors shall be elected and duly qualified;

         2. To consider and vote upon the amendment and restatement of our 1997 Director Stock Option Plan;

         3. To ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 30, 2001; and

         4. To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on October 4, 2001, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

                                       Sincerely,

                                       FOUNDERS FOOD & FIRKINS LTD.


                                       /s/ Mitchel I. Wachman

                                       Mitchel I. Wachman
                                       Chief Financial Officer and Secretary


St. Louis Park, Minnesota
October 10, 2001

                          FOUNDERS FOOD & FIRKINS LTD.
                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416

                              --------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 7, 2001
                              ---------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Founders Food & Firkins Ltd. for use at the annual meeting of shareholders to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 7, 2001, at 3:30 p.m. local time, or at any adjournment or postponement thereof. All shares of common stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted for the election of the nominees for director named herein, for the amendment and restatement of our 1997 Director Stock Option Plan and for ratification of the appointment of independent auditors for the fiscal year ending December 30, 2001. If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the annual meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         The notice of annual meeting, this proxy statement and the related proxy card are first being mailed to shareholders on or about October 10, 2001.

RECORD DATE AND OUTSTANDING COMMON STOCK

         The board of directors has fixed the close of business on October 4, 2001, as the record date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 3,807,350 shares of common stock issued, outstanding and entitled to vote.

REVOCABILITY OF PROXIES

         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than the proxy with our corporate secretary before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Founders Food & Firkins Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Mitchel I. Wachman, or hand-delivered to Mr. Wachman before the vote at the meeting.

VOTING AND SOLICITATION

         Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Shareholders do not have the right to cumulate votes in the election of directors.

         We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The presence, in person or by proxy, of the holders of at least of a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

         If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our common stock as of August 31, 2001, by (a) each person who is known to us to own beneficially more than five percent of our common stock, (b) each director, (c) the Named Executive Officer (as defined herein), and (d) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as otherwise noted below, we know of no agreements among our shareholders which relate to voting or investment power with respect to our common stock.

                                                    SHARES           PERCENT
                                                 BENEFICIALLY          OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)            OWNED(1)         CLASS(2)
---------------------------------------         ---------------   -----------
Brewing Ventures LLC (3).......................    1,662,500         43.7%

New Brighton Ventures, Inc. (4)(5).............      245,460          6.2
     2397 Palmer Drive
     New Brighton, MN 55112

Arthur E. Pew III (3)(6).......................      132,970          3.5

William E. Burdick (3)(7)......................       60,000          1.6

Bruce H. Senske (8)............................       27,500          *

James G. Gilbertson (9)........................       15,000          *

Steven J. Wagenheim (3)(5)(10).................       10,000          *

Mitchel I. Wachman (3)(5)......................            0          0

Bruce J. Barnett (11)..........................      274,242          7.2
     5805 Jonquil Lane
     Plymouth, Minnesota 55442

Otto G. Bonestroo (11).........................      224,242          5.9
     175 Lakeland Shores
     Lakeland Shores, Minnesota 55043

All directors and executive officers
     as a group (6 persons) (12)...............    2,153,430         53.0%

------------------------
*        Represents less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities "beneficially owned" by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of August 31, 2001. Unless otherwise indicated, the address of each shareholder is c/o Founders Food & Firkins Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416.

(2) Percentage of beneficial ownership is based on 3,807,350 shares outstanding as of August 31, 2001. Shares issuable pursuant to warrants and options are deemed outstanding for computing the percentage of the person holding such warrants or options but are not deemed outstanding for computing the percentage of any other person.

(3) As set forth in Schedule 13D/A filed with the SEC by Brewing Ventures LLC on August 7, 2001. Messrs. Burdick, Wagenheim, Wachman and Pew are members of Brewing Ventures and collectively own 87% of its membership interests. As such, they may be deemed to be the indirect beneficial owners of such securities. The number of shares reported herein as beneficially owned by such individuals excludes shares held by Brewing Ventures LLC. Substantially all of the shares beneficially owned by Brewing Ventures LLC and Messrs. Burdick, Wagenheim, Wachman and Pew are subject to an escrow agreement with the Commissioner of Commerce for the State of Minnesota. The term of escrow runs through November 7, 2003, unless at an earlier date we demonstrate annual net earnings for any two consecutive years after November 7, 2000 of at least 5%.

(4) Includes 122,730 shares purchasable pursuant to the exercise of Class A Warrants.

(5) Messrs. Wagenheim and Wachman are the owners of New Brighton Ventures, Inc. and collectively own 100% of its stock. As such, they may be deemed to be the indirect beneficial owners of shares beneficially held by New Brighton Ventures, Inc. The number of shares reported herein as beneficially owned by such individuals excludes shares and Class A Warrants held by New Brighton Ventures, Inc.

(6) As set forth in Schedule 13D/A filed with the SEC by Arthur E. Pew III on August 7, 2001. Includes 35,000 shares purchasable pursuant to the exercise of options, 10,000 shares of which become purchasable upon shareholder approval of Proposal 2. Also includes 100 shares and 100 shares purchasable pursuant to the exercise of Class A Warrants owned by Mr. Pew's spouse and 400 shares and 400 shares purchasable pursuant to the exercise of Class A Warrants owned by trusts for the benefit of Mr. Pew's grandchildren, over which Mr. Pew is sole trustee.

(7) As set forth in Schedule 13D/A filed with the SEC by William E. Burdick on August 7, 2001. Represents 25,000 shares and 25,000 shares purchasable pursuant to the exercise of Class A Warrants owned by Sherlock's Home, an entity 100% owned by Mr. Burdick, and 10,000 shares purchasable pursuant to the exercise of options.

(8) Includes 6,250 shares purchasable pursuant to the exercise of Class A Warrants and 15,000 shares purchasable pursuant to the exercise of options, 10,000 shares of which become purchasable upon shareholder approval of Proposal 2.

(9) Represents shares purchasable pursuant to the exercise of options, 10,000 shares of which become purchasable upon shareholder approval of Proposal 2.

(10)     Represents shares purchasable pursuant to the exercise of options.

(11) Includes 12,121 shares purchasable pursuant to the exercise of Class A Warrants.

(12) Includes shares held by Brewing Ventures LLC, shares and Class A Warrants held by New Brighton Ventures, Inc., shares and Class A Warrants held by Mr. Pew's spouse and shares and Class A Warrants held by trusts for the benefit of Mr. Pew's grandchildren. Includes 178,722 shares purchasable pursuant to the exercise of Class A Warrants and 75,000 shares purchasable pursuant to the exercise of options, 30,000 shares of which become purchasable upon shareholder approval of Proposal 2.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES

         Six persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no family relationships between any director or officer.

         It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies may recommend in the place of such nominee. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

VOTE REQUIRED

         The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the board of directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NAME                           AGE     POSITION WITH FOUNDERS        DIRECTOR SINCE
----                           ---     ----------------------        --------------
William E. Burdick.........     60     Chairman of the Board,            1997
                                       Brewmaster and Director
Steven J. Wagenheim........     47     President, Chief Executive        1997
                                       Officer and Director
Mitchel I. Wachman.........     37     Chief Financial Officer,          1999
                                       Secretary and Director
Arthur E. Pew III..........     68     Director                          1997
James G. Gilbertson........     40     Director                          1999
Bruce H. Senske............     46     Director                          1999

BUSINESS EXPERIENCE

         WILLIAM E. BURDICK, Chairman of the Board, Brewmaster and director, is one of our founders. Mr. Burdick has over 30 years experience in the restaurant, hospitality and brewing industry in both corporate and private ownership positions. Mr. Burdick has been the President and shareholder of Sherlock's Home Restaurant Pub and Brewery since 1989. Mr. Burdick is a brewing chemist with a Bachelor's degree in microbiology from Brown University, and a graduate of Harrist-Watt University, Edinburgh, Scotland, with a Master's degree in brewing science. Mr. Burdick's early career began in Great Britain following his formal education as a brewing chemist for the William Younger Brewing Company. After several years of brewing, Mr. Burdick began the design and development phase of his career with the development of pubs for Allied Breweries as they expanded a series of 140 pubs during a four year period in the north of England. Mr. Burdick is a member of the Society of British Brewers, The Royal Society of Brewing Chemist in London as well as a member of the Association of Master Brewers in the USA. Mr. Burdick writes for several brewing publications and lectures widely on brewing, brewing history and brewing science. Mr. Burdick joined International Multifoods Corporation in Minneapolis in 1976 as head of restaurant design and development.

Mr. Burdick was responsible for the site selection, design, construction and opening of over 400 restaurants from 1976 to 1988, including restaurants for such chains as Boston Sea Party, T. Butcherblock and Mr. Donut.

         STEVEN J. WAGENHEIM, President, Chief Executive Officer and director, is also one of our founders. Mr. Wagenheim has over 22 years of hospitality industry experience as corporate executive, owner/operator, manager and consultant for hotels, resorts, individual and multi-unit restaurant operations. Mr. Wagenheim is the Chief Executive Officer and principal shareholder of New Brighton Ventures, Inc., which operates a Champps Americana restaurant in New Brighton, Minnesota. Since 1989, Mr. Wagenheim has been involved in the expansion and operations of Champps restaurants. Between 1989 and 1992, Mr. Wagenheim was Chief Operating Officer of Champps Entertainment, Inc. Between 1992 and March 1994, he was the Chief Executive Officer and director of Champps Development Group, Inc., which managed franchised Champps restaurants in Richfield and New Brighton, Minnesota. Between March 1994 and March 1996, he served as President and a director of Americana Dining Corporation ("ADC") which operated Champps restaurants in Minnesota and developed Champps restaurants in Ohio. In April 1996, Mr. Wagenheim sold his interest in ADC to Daka International, Inc. and formed New Brighton Ventures, Inc. Prior to his association with Champps Entertainment, Mr. Wagenheim was a principal of the Leisure Time Industries practice for the international accounting firm, Laventhol & Horwath. He specialized in the restaurant industry with primary emphasis in the areas of operational management, the creation and implementation of accounting systems, conceptual evaluation, organizational development and productivity management. Mr. Wagenheim received his Bachelor's degree from Michigan State University and an Associate's Degree in Culinary Arts from the Culinary Institute of America.

         MITCHEL I. WACHMAN served as our Vice President - Operations from June 1997 through October 1999, at which time he was appointed our Chief Financial Officer. He was appointed to our board of directors in December 1999 and also serves as our Secretary. Mr. Wachman is a shareholder and General Manager/Secretary of New Brighton Ventures, Inc. Mr. Wachman joined ADC in 1994. Between August 1995 and April 1996, Mr. Wachman was a District Operator for ADC, involved in the development of Champps restaurants in Ohio. Prior to joining ADC, Mr. Wachman was employed by Champps Development Group, Inc. as General Manager of its New Brighton restaurant since 1992. His duties include management development, quality control, profit and loss control and marketing and promotions. Mr. Wachman has been involved in the hospitality industry since 1984 and is a graduate of the Michigan State University School of Hotel, Restaurant Institutional Management.

         ARTHUR E. PEW III became one of our directors in August 1997. Mr. Pew retired from his employment by Burlington Northern Railroad Co. in 1990. Between 1989 until 1994, Mr. Pew owned and operated Champps restaurants in Richfield and New Brighton, Minnesota. Mr. Pew currently is a director of the Pew Charitable Trust Foundation and the Glenmede Trust Company, Philadelphia, PA.

         JAMES G. GILBERTSON became one of our directors in November 1999. Mr. Gilbertson has served as Chief Financial Officer of Navarre Corporation, a major distributor of music, software, interactive CD-ROM products and DVD videos, since January 2001. He held various positions at iNTELEFILM Corporation, an entity engaged in television commercial production, from July 1992 through January 2001, including serving as Co-President from August 2000 through January 2001, Chief Operating Officer from April 1996 through January 2001, and Chief Financial Officer from July 1992 through December 1999. Mr. Gilbertson served as a Chief Operating Officer of Harmony Holdings, Inc., a corporation involved in the production of television commercials, music videos and related media, from April 1996 through January 2001. He also served as Chief Executive Officer, President and a director of webADTV.com, Inc., a corporation involved in Internet enabling the advertising campaign process, from January 2000 through January 2001. From June 1988 to July 1992, he was the Chief Financial Officer of Parker Communications, which operated a group of radio stations. From 1985 to June 1988, Mr. Gilbertson was Controller of the radio division of Palmer Communications. Prior to that, he was a practicing certified public accountant with the firm of Ernst & Young LLP.

         BRUCE H. SENSKE became one of our directors in November 1999. Mr. Senske is a Founder and Managing Director of Volition Advisory Group, LLC, a management advisory firm specializing in assisting companies in transition that was established in June 2001. From June 1998 until May 2001, Mr. Senske was first a Vice President and then a Managing Partner at Manchester Companies, a private investment and management-consulting firm formed in 1993. From September 1999 to September 2000, he served as Interim Chief Executive Officer of Telident, Inc., an entity which designed, manufactured and marketed proprietary hardware and software systems to provide the exact location of a 911 telephone call. Mr. Senske served as President, Chief Executive Officer, Chief Financial Officer and Treasurer of U-Ship, Inc. from January 1993 to June 1998, with the exception of June and July 1997. From 1988 to 1992, Mr. Senske was Vice President of Strategic Marketing and Product Planning at Vocam Systems, Inc., a manufacturer of transportation management software systems, which became a division of the Pitney Bowes Company in 1990.

BOARD MEETINGS AND COMMITTEES

         The board of directors held one meeting and took action by written consent on six occasions during our last fiscal year. Each of the incumbent directors attended the meeting held, except that Mr. Burdick was unable to attend. The board of directors has also established audit and compensation committees, both of which consist of only non-employee directors. The members of our audit committee are independent (as independence is defined by applicable NASD listing standards).

         The audit committee, which consisted of Messrs. Pew, Gilbertson and Senske during our last fiscal year, is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. Our board of directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix A. The audit committee did not meet during our last fiscal year.

         The compensation committee, which consisted of Messrs. Pew, Gilbertson and Senske during our last fiscal year, determines and establishes the salaries, bonuses and other compensation of our executive officers. The compensation committee did not meet during our last fiscal year.

AUDIT COMMITTEE REPORT

         Although the audit committee did not meet during our last fiscal year, the audit committee did meet with our independent accountants and management on April 25, 2001. At such meeting, the audit committee:

         o reviewed and discussed the audited financial statements with respect to the year ended December 31, 2000 with management;

         o discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. the matters required to be discussed by Statement on Auditing Standards No. 61; and

         o discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. their independence.

         Prior to such meeting, the audit committee received the written disclosures and letter from Schechter, Dokken, Kanter, Andrews & Selcer Ltd. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees).

         As a result of meeting after the filing of our Annual Report on Form 10-KSB for the year ended December 31, 2000, the audit committee did not recommend to the board of directors that the audited financial statements be included in such report for filing with the SEC.

                                             Arthur E. Pew III
                                             James G. Gilbertson
                                             Bruce H. Senske

                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to compensation paid by us to our Chief Executive Officer (the "Named Executive Officer") during the three most recent fiscal years. We have agreed with the Named Executive Officer that no salary will be paid to him through 2001. Other compensation payable to him for 2001, if any, and compensation payable to him thereafter will be determined by our board. None of our other executive officers has been paid a salary during the three most recent fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                                                         ----------------------------
                                                                        ANNUAL
                                                                    COMPENSATION                   AWARDS
                                                               ----------------------    ----------------------------
                                                                                                 SECURITIES
       NAME AND PRINCIPAL POSITION                YEAR                SALARY                 UNDERLYING OPTIONS
------------------------------------------     ------------    ----------------------    ----------------------------
Steven J. Wagenheim ......................       2000                $    0                             0
  President, Chief Executive Officer             1999                $    0                        20,000
  and Director                                   1998                $    0                             0

         No stock options or stock appreciation rights were granted to the Named Executive Officer during 2000.

         The following table sets forth information concerning the unexercised options held by the Named Executive Officer as of the end of the last fiscal year. No options were exercised by the Named Executive Officer during the last fiscal year. No stock appreciation rights were exercised by the Named Executive Officer during the last fiscal year or were outstanding at the end of that year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                     NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                                                       OPTIONS AT FY-END                      AT FY-END(1)
                                              ------------------------------------ ------------------------------------
                   NAME                         EXERCISABLE        UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
--------------------------------------------  -----------------  ----------------- ----------------  ------------------
Steven J. Wagenheim                                10,000             10,000             $ 0                  $ 0

-----------------------
(1) Market value of underlying securities at fiscal year end minus the exercise price.

COMPENSATION OF DIRECTORS

         Our directors are reimbursed for certain reasonable expenses incurred in attending board meetings. Directors who are also our employees receive no remuneration for services as members of the board or any board committee. Under our 1997 Director Stock Option Plan, directors who are not employed by us are entitled to receive annual grants of stock options. See "Proposal No. 2 - Amendment and Restatement of 1997 Director Stock Option Plan - Proposed Plan Amendment and Restatement."

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

         We entered into an employment agreement with Steven J. Wagenheim on December 14, 1999. Under the terms of the agreement, Mr. Wagenheim agreed to serve in his current office and capacity for a period of two years. The agreement contains non-competition provisions whereby Mr. Wagenheim will not acquire any direct or indirect interest in any casual dining or microbrewery business within our markets. We have also agreed to reimburse Mr. Wagenheim for his reasonable and necessary business expenses. The agreement permits him to participate in any fringe benefit programs for which he is eligible. As noted above, we have agreed with Mr. Wagenheim that no salary will be paid to him through 2001. Other compensation payable to him for 2001, if any, and compensation payable to him thereafter will be determined by our board. If the compensation level we establish for Mr. Wagenheim is not acceptable to him, we have agreed that his compensation level will be established by mediation or binding arbitration. As further consideration for the agreement, we granted a non-statutory stock option to Mr. Wagenheim in December 1999 for the purchase of 20,000 shares of common stock at $4.00 per share.

                                 PROPOSAL NO. 2
          AMENDMENT AND RESTATEMENT OF 1997 DIRECTOR STOCK OPTION PLAN

GENERAL

         The board of directors previously adopted our 1997 Director Stock Option Plan. Under the plan, non-employee members of the board of directors are automatically awarded non-statutory options to purchase shares of common stock. As of August 31, 2001, options to purchase 90,000 shares of common stock had been issued under the plan and a total of 160,000 shares of common stock remained reserved for issuance under the plan. A general description of the plan is set forth below, but such description is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this proxy statement as Appendix B.

DESCRIPTION OF THE PLAN

         PURPOSE. The purpose of the plan is to attract and retain the best available individuals to serve as our directors, to provide additional incentive to our non-employee directors to serve as directors and to encourage continued service by such persons on the board. As of August 31, 2001, we had three non-employee directors who were eligible to receive awards under the plan.

         ADMINISTRATION. The plan is administered by the compensation committee of the board of directors. This committee has complete discretion to interpret the plan and to make all other decisions relating to the operation of the plan. This committee also has the authority to accelerate the vesting of, or extend the duration of, any option granted under the plan.

         EXERCISE PRICE. The exercise price for an option granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. Upon exercise, the consideration to be paid for the shares to be issued may be paid in cash or in such other form of consideration as the board or compensation committee may determine to be appropriate.

         CHANGE IN CONTROL. Upon a change in control (as defined in the plan), an award will become fully exercisable as to all shares subject to such award.

         AMENDMENT. In general, the board may amend or terminate the plan at any time. If any amendment to the plan requires shareholder approval for the continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of our company's securities upon any exchange or NASDAQ, then such amendment must also be approved by the shareholders.

         ANTI-DILUTION PROVISIONS. The board of directors will equitably adjust the maximum number of shares of common stock reserved for issuance under the plan in the event of stock splits or consolidations, stock dividends or other transactions in which our company receives no consideration.

PROPOSED PLAN AMENDMENT AND RESTATEMENT

         The board has approved, subject to shareholder approval, an amendment and restatement of the plan which would:

         o increase the number of shares of common stock which may be optioned and sold under the plan from 250,000 to 360,000;

         o increase the initial option grant to non-employee directors from 10,000 to 15,000 shares;

         o increase the annual option grant to non-employee directors from 5,000 to 15,000 shares;

         o eliminate the ceiling on the number of shares with respect to which options may be granted to any single director under the plan;

         o cause shareholder approval of the amendment and restatement to constitute shareholder approval of the options to purchase 50,000 shares of common stock issued to non-employee directors and listed below under the caption "New Plan Benefits;" and

         o modify the level of shareholder approval required of plan amendments for continued applicability of Exchange Act Rule 16b-3 from "a majority of the Company's outstanding capital stock entitled to vote" to "a majority of the Company's Common Stock present in person or represented by proxy at the meeting during which shareholder approval of the amendment is sought." Rule 16b-3 exempts certain transactions from the short-swing profit recovery provisions of the Exchange Act.

         A copy of the plan, as amended and restated, is attached to this proxy statement as Appendix B, with the amended language indicated. The board believes that this amendment and restatement will advance the interests of our company and our shareholders by providing incentive to non-employee directors to serve on our board and facilitating an increase in the proprietary interests of non-employee directors in our company.

TAX INFORMATION

         The following is a brief summary of the principal federal income tax consequences generally applicable to awards under the plan. The grant of an option under the plan is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and our company will be entitled at that time to a tax deduction in the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequences to our company in connection with dispositions of shares acquired under an option. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

NEW PLAN BENEFITS

         The following table shows the number of additional options that had been granted under the plan, subject to shareholder approval of the amendment and restatement, as of August 31, 2001.

                         1997 DIRECTOR STOCK OPTION PLAN

NAME AND POSITION                                             DOLLAR VALUE      NUMBER OF SHARES
-----------------                                             ------------      ----------------
Steven J. Wagenheim.......................................          0                     0
   President, Chief Executive Officer and Director
Executive Group...........................................          0                     0
Non-Executive Directors Group.............................          *                50,000
Non-Executive Officer Employee Group......................          0                     0

---------------
*    Indeterminable.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares entitled to vote at the annual meeting is required to approve the amendment and restatement. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENT AND RESTATEMENT TO BE IN THE BEST INTERESTS OF OUR COMPANY AND OUR SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT AND RESTATEMENT.

                                 PROPOSAL NO. 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

         The board of directors has appointed Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 30, 2001. A proposal to ratify that appointment will be presented to shareholders at the meeting. If the shareholders do not ratify such appointment the board of directors will select another firm of independent public accountants.

         Representatives of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

         Schechter, Dokken, Kanter, Andrews & Selcer Ltd. provided audit and non-audit services to us in 2000, the aggregate fees and expenses of which are shown below.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-QSB for that fiscal year were $50,300.

ALL OTHER FEES

         The aggregate fees billed for services rendered by our principal accountant, other than the services described in the preceding paragraph, for our most recent fiscal year were $19,200.

         As a result of not meeting during our last fiscal year, the audit committee did not consider whether the provision of the services described in the preceding paragraph is compatible with maintaining our principal accountant's independence.

RECOMMENDATION

         The board of directors unanimously recommends a vote for the ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 30, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On July 29, 1997, we issued to Brewing Ventures LLC 850,000 shares of common stock and a warrant to purchase 1,000,000 shares of common stock in exchange for Brewing Ventures' contribution of its restaurant concept and all proprietary data, know-how, business plans, and research and development in connection therewith. On August 13, 1997, Brewing Ventures made a capital contribution to us in the amount of $200,000. Concurrent with our initial public offering, Brewing Ventures tendered 187,500 of its shares to us in payment of the exercise price of its warrant to purchase 1,000,000 shares. As a result, Brewing Ventures currently owns 1,662,500 shares, or 43.7%, of our common stock. Our directors or executive officers who are members of Brewing Ventures are William E. Burdick, Steven J. Wagenheim, Mitchel I. Wachman and Arthur E. Pew
III. The members of Brewing Ventures are the promoters of our company.

         In August 1997, we entered into a management agreement with Brewing Ventures. Pursuant to the management agreement, Brewing Ventures consulted with us regarding the development and execution of our restaurant concept. The fee under the management contract was paid at the rate of $25,000 per year. Substantially all of this amount was paid following our initial public offering from our income from operations. We agreed with Brewing Ventures to terminate the management agreement effective June 30, 1999. At December 31, 2000, we owed Brewing Ventures $6,627 pursuant to the foregoing agreement.

         Pursuant to a separate consulting agreement between Brewing Ventures and Arthur E. Pew III, one of our directors, Brewing Ventures made payments totaling $34,000 to Mr. Pew during 2000. At December 31, 2000, Brewing Ventures was obligated to pay Mr. Pew an additional $6,000 for his consulting services.

         Messrs. Wagenheim and Burdick have personally guaranteed the lease on our restaurant in St. Cloud, Minnesota, the lease on our restaurant in Sioux Falls, South Dakota, and the loan for construction on our restaurant in Fargo, North Dakota. Messrs. Wagenheim and Burdick are under no obligation to personally guarantee any of our future obligations.

         From our inception through June 25, 2000, New Brighton Ventures, Inc., the entity through which Messrs. Wagenheim and Wachman own a Champps restaurant in New Brighton, Minnesota, incurred expenses on our behalf and charged us for personnel loaned to us to assist us in the development of our concept and menu, in an amount aggregating approximately $296,000. As of December 31, 2000, we had repaid all amounts due in full. We believe that the amount paid by us equates to the approximate cost of the provision of such services.

         In February 2000, we issued a promissory note to New Brighton Ventures in the principal amount of $152,500. Such note was to mature in August 2000 and bore interest at the rate of 8% per year. We used the funds we obtained from New Brighton Ventures to purchase a liquor license in Sioux Falls, South Dakota. We also received a $25,000 advance from New Brighton Ventures which we paid to the underwriter of our initial public offering. We repaid our indebtedness to New Brighton Ventures with a portion of the net proceeds of our initial public offering.

         The terms of each of the transactions described above were established by the founders of our company without independent valuation of our restaurant concept or of the services provided to us. We believe, however, that the transactions were effected on terms no less favorable to us than those that could have been realized in arm's length transactions with unaffiliated parties.

         Before November 26, 1999, we did not have any independent, disinterested directors. Following their appointment, our independent, disinterested directors approved (a) our acceptance of shares from Brewing Ventures in payment of the exercise price of its warrant, (b) the termination of our management agreement with Brewing Ventures, (c) our employment agreement with Steven J. Wagenheim, and (d) our issuance of a promissory note to New Brighton Ventures.

         William E. Burdick, Steven J. Wagenheim and Mitchel I. Wachman, executive officers and directors of our company, Arthur E. Pew III and Bruce H. Senske, directors of our company, and Bruce J. Barnett and Otto G. Bonestroo, owners of more than 5% of our common stock, purchased an aggregate of 250,950 units sold in our initial public offering.

         All future transactions between us and our officers, directors and principal shareholders and their affiliates will be approved by a majority of the board, including a majority of the independent and disinterested non-employee directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during the last fiscal year, all applicable Section 16(a) filing requirements were met.

                              SHAREHOLDER PROPOSALS
                           FOR THE 2002 ANNUAL MEETING

         If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the next annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Founders Food & Firkins Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Mitchel I. Wachman, no later than June 12, 2002. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the next annual meeting of shareholders after August 26, 2002, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

                         ANNUAL REPORT ON FORM 10-KSB/A

         A copy of our annual report on Form 10-KSB/A for the fiscal year ended December 31, 2000, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-KSB/A, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Mitchel I. Wachman, Secretary, at our principal address.

                                       Sincerely,

                                       FOUNDERS FOOD & FIRKINS LTD.


                                       /s/ Steven J. Wagenheim

                                       Steven J. Wagenheim
                                       President and Chief Executive Officer

St. Louis Park, Minnesota
October 10, 2001

                                   APPENDIX A

                          FOUNDERS FOOD & FIRKINS LTD.

                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER

                             EFFECTIVE MAY 30, 2000

INTRODUCTION AND PURPOSE

         Founders Food & Firkins Ltd. (the "Company") is a publicly held company and operates in a dynamic and highly competitive market. In order to ensure informed decision-making beneficial to the Company, the Board of Directors has established an Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the Company's financial reporting and public disclosure activities, (b) the Company's internal controls regarding finance and accounting, (c) the Company's auditing, accounting and financial reporting processes generally, and (d) monitoring management's identification and control of key business and financial risks. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.

COMPOSITION

         The Audit Committee shall be comprised of two or more directors as determined by the Board, a majority of whom shall be independent directors, as defined by applicable Nasdaq rules and regulations, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In particular, a majority of the Audit Committee:

         o Shall not have been employed by the Company or any of its affiliates for any of the past three years;

         o Shall not have received compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for board service or benefits under a tax-qualified retirement plan;

         o Shall not be a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

         o Shall not be a partner in, or a controlling shareholder or executive officer of, any business or professional services organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company or the business or professional services organization in any of the past three years;

         o Shall not be employed as an executive of another company for which any of the Company's executives serves on that other company's compensation committee.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES AND DUTIES

         The primary responsibilities of the Audit Committee are to:

         o Monitor the Company's financial reporting process and internal control system.

         o Monitor the audit processes of the Company's internal audit department.

         o Monitor and, where appropriate, assist in selection and replacement of the Company's independent accountants.

         o Provide an open avenue of communication among the Company's independent accountants, financial and senior management, the internal auditing department, and the Board.

         In fulfilling its responsibilities, the Committee shall:

         1. Review this Charter on an annual basis and update it as conditions dictate.

         2. Review with management the Company's annual financial statements, including significant changes in accounting principles or their application, and provide a written report to the Board of Directors for inclusion in the Company's proxy statement disclosing whether the Committee: (a) reviewed and discussed the audited financial statements with management and with the independent accountants, (b) received from the independent accountants disclosures regarding the accountants' independence required by Independence Standards Board Standard No. 1, (c) discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 and (d) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K or 10-KSB.

         3. Review the Company's interim financial statements before the Company files its Quarterly Reports on Form 10-Q or 10-QSB with the Securities and Exchange Commission.

         4. Review with the independent accountants their audit report on the annual financial statements, including the application of the Company's accounting principles.

         5. Ensure its receipt from the independent accountants of a formal written statement delineating all relationships between such independent accountants and the Company consistent with Independence Standards Board Standard No. 1 and engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

         6. Oversee the independence and effectiveness of the independent accountants and the ultimate accountability of the independent accountants to the Board and the Committee and recommend to the Board the selection or replacement of the independent accountants.

         7. Review the audit plans and activities of the independent accountants and the internal auditors, and the coordination of their audit efforts.

         8. Approve the fees paid to the independent accountants with respect to all services.

         9. Annually review the significant risks the Company is exposed to and evaluate management's plan to manage these uncertainties.

         10. Review and concur in the appointment or replacement of the director of internal auditing.

         11. Review with the independent accountants and internal auditor the adequacy of the Company's internal controls and management's responses with respect to recommendations for internal control improvements.

         12. Review the internal audit department's staffing, budget and responsibilities.

         13. Review with the internal auditor and independent accountants the results of their reviews of (a) officers' expense accounts and use of corporate assets and (b) employees' compliance with Company expense policies.

         14. Meet with the director of internal auditing and the independent accountants in separate executive sessions to discuss any matters which the Committee or these groups believe should be discussed privately with the Committee.

         15. Report Committee actions to the Board, with such recommendations as the Committee deems appropriate.

         16. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

         17. Consider such other matters with respect to the Company's financial affairs, internal controls and the internal and external audits as the Committee may deem advisable.

         18. Engage in such other activities and undertake such other responsibilities as the Board may assign to the Committee.

MEETINGS

         The Committee shall meet at least once each fiscal year, or more frequently as circumstances dictate in order to completely discharge its responsibilities and duties as outlined in this charter. To the extent practicable, each of the committee members shall attend each of the regularly scheduled meetings in person. As part of its job to foster open communication, time should be set aside at each meeting for the Committee to meet with management, the Company's internal auditor and the independent outside auditor in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may ask members of management or others to attend the meetings and provide pertinent information, as appropriate.

         A majority of the Committee members currently holding office constitutes a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting.

                                   APPENDIX B

                          FOUNDERS FOOD & FIRKINS LTD.

                         1997 DIRECTOR STOCK OPTION PLAN
                AMENDED AND RESTATED EFFECTIVE SEPTEMBER 26, 2001


         1.       PURPOSE

         The purpose of this Founders Food & Firkins Ltd. 1997 Director Stock Option Plan (the "Plan") is to attract and retain the best available individuals to serve as directors of the Company, to provide additional incentive to such persons and to encourage continued service by such persons on the Board.

         The Company intends that the options granted hereunder shall not constitute incentive stock options within the meaning of Section 422 of the Code, as amended.

         2.       DEFINITIONS

         As used herein, the following definitions shall apply:

                  (a) "ACT" means the Securities Act of 1933, as amended.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (d) "COMMITTEE" means the Committee of the Board appointed by the Board to administer the Plan pursuant to Section 6.

                  (e) "COMMON STOCK" means the Common Stock, $.01 par value per share, of the Company.

                  (f) "COMPANY" means Founders Food & Firkins Ltd., a Minnesota corporation.

                  (g) "CONTINUOUS SERVICE AS A DIRECTOR" means the absence of any interruption or termination of service as a Director. Continuous Service as a Director shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or Committee.

                  (h) "DIRECTOR" means a member of the Board.

                  (i) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees to a Director shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (k) "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee, including an officer who is not employed on a full-time basis by the Company.

                  (l) "OPTION" means a stock option granted pursuant to the Plan.

                  (m) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (n) "OPTIONEE" means a Non-Employee Director who receives an option.

                  (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (p) "PLAN" means this 1997 Director Stock Option Plan, as amended and restated effective September 26, 2001.

                  (q) "SHARE" means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

         3.       SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 360,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.

         4.       AUTOMATIC GRANTS OF OPTIONS

         All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (a) No person shall have any discretion to select which Non-Employee Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Non-Employee Directors.

                  (b) Each Non-Employee Director, including persons who are Non-Employee Directors on the date of adoption of the Plan, shall be automatically granted an option to purchase 15,000 Shares (the "First Option") upon the later to occur of (i) the effective date of the Plan, as determined in accordance with Section 8 hereof, or (ii) the date on which such person first becomes a Non-Employee Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                  (c) After the grant of the First Option, each Non-Employee Director shall thereafter be automatically granted an Option to purchase 15,000 Shares (each a "Subsequent Option") on the first and each successive anniversary of the grant of the First Option.

                  (d) In the event that a grant would cause the number of Shares subject to outstanding Options to Non-Employee Directors plus Shares previously purchased upon exercise of Options by Non-Employee Directors to exceed the maximum aggregate number of Shares which may be optioned and sold under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Non-Employee Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the Company's shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (e) SHAREHOLDER APPROVAL OF THE PLAN SHALL ALSO CONSTITUTE SHAREHOLDER APPROVAL OF THE OPTIONS WHICH HAVE BEEN GRANTED TO NON-EMPLOYEE DIRECTORS PURSUANT TO SECTION 4 HEREOF FROM NOVEMBER 26, 1999, THE DATE THE PLAN WAS LAST AMENDED AND RESTATED, THROUGH SEPTEMBER 26, 2001, THE DATE OF THE MOST RECENT AMENDMENT AND RESTATEMENT.

         5.       OPTION TERMS AND CONDITIONS

         The terms and conditions of an Option granted hereunder shall be as follows:

                  (a) the term of each Option shall be five (5) years, subject to Sections 12, 13 and 14 hereof.

                  (b) the First Option shall become exercisable in full beginning on the later of (i) the first anniversary of the grant of the Option, or (ii) twelve (12) months after the date on which the Plan is first approved by the shareholders of the Company in accordance with Rule 16b-3 promulgated under the Exchange Act and each subsequent Option shall become exercisable in full beginning on the first anniversary of the grant of such Option, provided in each case that the Non-Employee Director shall have maintained Continuous Service as a Director throughout such 12-month period.

                  (c) the Option shall be exercisable only while the Non-Employee Director serves as a Non-Employee Director of the Company, and for a period of twelve (12) months after ceasing to be a Non-Employee Director pursuant to Section 10(b) hereof.

                  (d) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, as determined in accordance with Section 9(a) hereof.

         6.       ADMINISTRATION

                  (a) ADMINISTRATION. Except as otherwise required herein, the Plan shall be administered by the Board or a Committee.

                  (b) POWERS OF THE BOARD OR COMMITTEE. Subject to the provisions and restrictions of the Plan, the Board or Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 9(a) hereof, the fair market value of the Common Stock; (ii) to interpret the Plan;
         (iii) subject to Section 14 hereof, to amend or modify the Plan, or to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan. On a case by case basis, the Board or Committee, in its sole discretion, may: (i) accelerate the schedule of the time or times when an Option granted under the Plan may be exercised; and (ii) extend the duration of any Option granted under the Plan.

                  (c) EFFECT OF BOARD OR COMMITTEE DECISION. All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (d) SUSPENSION OR TERMINATION OF OPTION. If the Board or Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise any Option pending a determination by the Board or Committee (excluding the Non-

         Employee Director accused of such misconduct). If the Board or Committee (excluding the Non-Employee Director accused of such misconduct) determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee (excluding the Non-Employee Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or Committee.

                  (e) DATE OF GRANT OF OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with
         Section 4 hereof, notwithstanding the fact that an Optionee may not have entered into an option agreement with the Company on such date. Notice of the grant of an Option shall be given to the Optionee within a reasonable time after the date of such grant.

         7.       ELIGIBLE PARTICIPANTS

         Options may be granted only to Non-Employee Directors. All options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director or the Company may have to terminate such Director's directorship at any time.

         8.       TERMINATION OF PLAN

         The effective date of this Plan is July 29, 1997, the date upon which it was adopted by the Board. The Plan shall continue in effect for a term of ten
(10) years unless terminated sooner under Section 14 hereof.

         9.       FAIR MARKET VALUE AND FORM OF CONSIDERATION

                  (a) FAIR MARKET VALUE. The fair market value per share shall be determined as of the date of grant of an Option as follows:

                           (i) if the Common Stock of the Company is listed or
                  admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

                           (ii) if the Common Stock is not listed or admitted to
                  unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock as reported on the Nasdaq Stock Market on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Common Stock;

                           (iii) if the Common Stock is not listed on a national
                  securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion on the Nasdaq Stock Market, the fair market value on any given day shall be the average of the closing representative bid and ask prices as reported by the National Quotation Bureau, Inc. or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Common Stock in any over-the-counter market on which the Common Stock is traded; or

                           (iv) if there exists no public trading market for the
                  Common Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination nor less than the par value of the Common Stock.

                  (b) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or such other form of consideration as the Board or Committee may determine, in its sole discretion, to be appropriate for payment, including but not limited to other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, or any combination of such methods of payment.

         10.      EXERCISE OF OPTIONS

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5 hereof. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option may be exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided in Section 12 hereof.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.

                  (b) TERMINATION OF STATUS AS A DIRECTOR. If an Optionee ceases to serve as a Director, the Optionee may, but only within twelve (12) months after the date the Optionee ceases to be a Non-Employee Director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

                  (c) DEATH OF OPTIONEE. In the event of the death of an Optionee occurring:

                           (i) during the term of the Option, and provided that
                  the Optionee was at the time of death a Director of the Company and had been in Continuous Service as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a Director for twelve (12) months after the date of death; or

                           (ii) within thirty (30) days after the termination of
                  Continuous Service as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a Director.

         11.      TRANSFERABILITY OF OPTIONS

         Except as provided by rule adopted by the Committee, (i) no Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and (ii) an Option may be exercised during the lifetime of the Optionee only by the Optionee.

         12.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which Options have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         13.      CHANGE IN CONTROL PROVISIONS

                  (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 13(b)), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the fullest extent of the original grant.

                  (b) For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

                           (i) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (collectively, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either
                  (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in
                  Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by a Person including the participant or with whom or with which the participant is affiliated; (D) any acquisition by a Person or Persons, one or more of which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the effective date of the Change in Control, (E) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (F) any acquisition by any corporation pursuant to a transaction described in clauses
                  (1), (2) and (3) of paragraph (iii) of this Section 13(b); or

                           (ii) During any period of twenty-four (24)
                  consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's shareholders of each new director was approved by a vote of at least two-thirds (2/3rds) of the Continuing Directors, as hereinafter defined, in office on the date of such election or nomination for election for the new director. For purposes hereof, "Continuing Director" means:

                                    (a) any member of the Board at the close of
                           business on the effective date of the Change in Control; or

                                    (b) any member of the Board who succeeded
                           any Continuing Director described in clause (a) above if such successor's election, or nomination for election, by the Company's shareholders, was approved by a vote of at least two-thirds (2/3rds) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

                           (iii) Approval by the shareholders of the Company of
                  a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (1) more than sixty percent (60%) of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of Directors of the Company immediately prior to such reorganization, merger or consolidation, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, thirty percent (30%) or more of the then outstanding securities having the right to vote in the election of Directors of the Company) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then outstanding securities having the right to vote in the election of the directors of the corporation resulting from such reorganization, merger or consolidation, and (3) at least a majority of the members of the Board of the corporation resulting from such reorganization, merger or consolidation are Continuing Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                           (iv) Approval by the shareholders of the Company of
                  (1) a complete liquidation or dissolution of the Company, or
                  (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than sixty percent (60%) of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of Directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty percent (30%) or more of the outstanding securities having the right to vote in the election of Directors of the Company) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (C) at least a majority of the members of the board of directors of such corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         14.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may at any time amend, modify or terminate the Plan as it deems proper and in the best interests of the Company; provided, however, that no amendment or modification may provide that an Option may be granted after the Plan is terminated.

         If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 promulgated under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange or NASDAQ, then such amendment shall be approved by the holders of a majority of the Company's COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING DURING WHICH SHAREHOLDER APPROVAL OF THE AMENDMENT IS SOUGHT.

         15.      CONDITIONS UPON ISSUANCE OF SHARES

         Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of the NASD or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Such Shares may also be issued with appropriate legends on stock certificates representing such Shares, and the Company may place stop transfer orders with respect to such Shares.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16.      RESERVATION OF SHARES

         The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17.      OPTION AGREEMENT

         Options shall be evidenced by written option agreements in such form as the Board or Committee shall approve.

         18.      INFORMATION TO OPTIONEES

         The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                                    FOUNDERS FOOD & FIRKINS LTD.












FOUNDERS FOOD & FIRKINS LTD.                                              PROXY
5831 CEDAR LAKE ROAD

ST. LOUIS PARK, MINNESOTA 55416

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Founders Food & Firkins Ltd., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated October 10, 2001, and hereby appoints Steven J. Wagenheim and Mitchel I. Wachman, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Founders Food & Firkins Ltd. to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 7, 2001, at 3:30 p.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Founders Food & Firkins Ltd. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                       SEE REVERSE FOR VOTING INSTRUCTIONS

                               PLEASE DETACH HERE


       1. To elect six directors for the ensuing year and until their                 FOR all                WITHHOLD AUTHORITY
           successors shall be elected and duly qualified.                             nominees              to vote for all
                                                                                      listed at left         nominees
          01  WILLIAM E. BURDICK  02 STEVEN J. WAGENHEIM   03 MITCHEL I. WACHMAN      (except as marked to   listed at left
          04 ARTHUR E. PEW III    05 JAMES G. GILBERTSON   06 BRUCE H. SENSKE         the contrary below)

       (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED
       NOMINEE,

       WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE
       RIGHT.)

       2. To consider and vote upon the amendment and restatement of our              For         Against        Abstain
           1997 Director Stock Option Plan.
       3. To ratify the appointment of Schechter, Dokken, Kanter, Andrews &           For         Against        Abstain
           Selcer Ltd. as our independent auditors for the fiscal year ending December 30, 2001.
       4.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED   Dated: _________________________, 2001
       ENVELOPE.
Address Change? Mark Box / /
Indicate changes below:
                                                                                 Signature(s) in Box (If there are co-owners
                                                                                 both must sign) PLEASE SIGN EXACTLY AS NAME
                                                                                 APPEARS ON THIS PROXY. WHEN SHARES ARE HELD
                                                                                 BY JOINT TENANTS, BOTH SHOULD SIGN. IF
                                                                                 SIGNING AS ATTORNEY, EXECUTOR,
                                                                                 ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                                                                 GIVE FULL TITLE AS SUCH AND, IF NOT
                                                                                 PREVIOUSLY FURNISHED, A CERTIFICATE OR OTHER
                                                                                 EVIDENCE OF APPOINTMENT SHOULD BE FURNISHED.
                                                                                 IF A CORPORATION, PLEASE SIGN IN FULL
                                                                                 CORPORATE NAME BY PRESIDENT OR OTHER
                                                                                 AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE
                                                                                 SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED
                                                                                 PERSON.

